UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Mack-Cali Realty Corporation

(Name of Registrant as Specified In Its Charter)

BOW STREET LLC

BOW STREET SPECIAL OPPORTUNITIES FUND XV, LP

A. AKIVA KATZ

HOWARD SHAINKER

ALAN R. BATKIN

FREDERIC CUMENAL

MARYANNE GILMARTIN

NORI GERARDO LIETZ

TAMMY K. JONES

MAHBOD NIA

HOWARD S. STERN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2020 ANNUAL MEETING OF STOCKHOLDERS

OF

MACK-CALI REALTY CORPORATION

SUPPLEMENT DATED MAY 12, 2020 TO THE PROXY STATEMENT

OF

BOW STREET LLC

DATED MAY 6, 2020

PLEASE VOTE BY INTERNET OR PHONE USING THE ENCLOSED GOLD PROXY CARD TODAY

Bow Street LLC, Bow Street Special Opportunities Fund XV, LP, A. Akiva Katz and Howard Shainker (collectively, “Bow Street” or “we”) are significant stockholders of Mack-Cali Realty Corporation, a Maryland corporation (“Mack-Cali” or the “Company”), who, together with the other participants (the “Participants”) in this solicitation, beneficially own in the aggregate approximately 4.91% of the outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company.

We are furnishing this proxy statement supplement (this “Supplement”) and accompanying GOLD proxy card to Mack-Cali’s stockholders in connection with the solicitation of proxies in connection with Mack-Cali’s 2020 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “2020 Annual Meeting”). The 2020 Annual Meeting is scheduled to be held in the Manhattan Ballroom of The Hyatt Regency Jersey City, Harborside, 2 Exchange Place, Jersey City, New Jersey 07302 on Wednesday, June 10, 2020, at 12:00 p.m., local time. According to the Company’s definitive proxy statement, the Company recognizes the difficulty of conducting the 2020 Annual Meeting as an in-person meeting during the current COVID-19 crisis and is working to identify an independent service-provider that can perform virtual meeting services for a contested election so that the Company can conduct the 2020 Annual Meeting as a virtual meeting. The Company will provide written notice to stockholders ten (10) days in advance of the 2020 Annual Meeting if the Company is able to make arrangements to conduct the 2020 Annual Meeting as a virtual meeting.

We are seeking your support at the 2020 Annual Meeting with respect to the following proposals (each, a “Proposal”):

Proposal	Our Recommendation

1. To elect Bow Street’s slate of eight director nominees — namely, Tammy K. Jones, A. Akiva Katz, Mahbod Nia, Howard S. Stern, Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin and Nori Gerardo Lietz (the “Nominees”) — at the 2020 Annual Meeting to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

FOR ALL of the Nominees

2. To vote on Company’s advisory resolution on the compensation of its named executive officers for 2020.	No Recommendation

3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2020.	FOR

To transact such other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the definitive proxy statement filed by Bow Street with the Securities and Exchange Commission (the “SEC”) on May 6, 2020 (our “Proxy Statement”). On May 7, 2020, the Company filed its definitive proxy statement for the 2020 Annual Meeting with the SEC. Accordingly, we are hereby supplementing our Proxy Statement with certain information from the Company’s definitive proxy statement, which had not been publicly available at the time we filed our Proxy Statement.

Annex II of our Proxy Statement, attached hereto, is hereby supplemented to reflect updated information disclosed in the Company’s definitive proxy statement.

For details regarding the qualifications of our Nominees as well as our reasons for making this solicitation, please see our Proxy Statement. Stockholders should refer to the Company’s definitive proxy statement for information concerning the Company’s nominees. If you need another copy of our Proxy Statement or this Supplement, please contact Innisfree M&A Incorporated (“Innisfree”), which is assisting us, at its address and toll-free numbers listed below.

This Supplement is dated May 12, 2020, and is first being furnished to stockholders of Mack-Cali on or about May 12, 2020. This Supplement should be read in conjunction with our Proxy Statement.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2020 ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS BE BROUGHT BEFORE THE 2020 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO VOTE BY PHONE OR INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE GOLD PROXY CARD AND VOTE “FOR ALL” OF THE NOMINEES TO THE BOARD FOR ELECTION AT THE 2020 ANNUAL MEETING AND “FOR” PROPOSAL 3. WE ARE NOT MAKING ANY RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY VOTING VIA INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD. TO FACILITATE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO CORONAVIRUS (COVID-19), WE ENCOURAGE YOU TO VOTE VIA THE INTERNET OR TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD PROMPTLY. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED; ANY PROXY MAY BE REVOKED AT

ANY TIME PRIOR TO ITS EXERCISE AT THE 2020 ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS UNDER “CAN I CHANGE MY VOTE OR REVOKE MY PROXY?” BEGINNING ON PAGE 24 IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS” OF THE PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting — Our Proxy

Statement and our GOLD proxy card are available at:

http://www.bowstreetllc.com/mack-cali2020/

ANNEX II: BENEFICIAL OWNERSHIP

The following tables are reprinted from the definitive proxy statement filed by the Company with the SEC on May 7, 2020.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Unless otherwise indicated, the following table sets forth information as of February 14, 2020 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company’s outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
The Vanguard Group, Inc.(2)	12,791,356	14.1%
BlackRock, Inc.(3)	12,632,224	14.0%
The Mack Group(4)	7,475,997	7.6%
FMR LLC(5)	5,575,245	6.2%
Madison International Realty Holdings, LLC(6)	4,746,074	5.2%
State Street Corporation(7)	4,662,489	5.2%

(1)

This percentage was calculated based on 90,595,176 shares of Common Stock issued and outstanding as of December 31, 2019. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 11,938,395 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest (“Units”) in Mack-Cali Realty, L.P., a Delaware limited partnership (the “Operating Partnership”) through which the Company conducts its real estate activities (including 1,949,601 LTIP Units), or 2,134,246 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.

(2)

Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 11, 2020 of The Vanguard Group, Inc. (“Vanguard”) filed with the SEC, which represents holdings as of December 31, 2019. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 12,791,356 shares beneficially owned by Vanguard, which includes (i) 174,347 shares for which Vanguard has sole voting power, (ii) 105,779 shares for which Vanguard has shared voting power, (iii) 12,612,110 shares for which Vanguard has sole dispositive power, and (iv) 179,246 shares for which Vanguard has shared dispositive power.

(3)

Address: 55 East 52nd Street, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G/A dated February 4, 2020 of Blackrock, Inc. (“Blackrock”) filed with the SEC, which represents holdings as of December 31, 2019. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Blackrock, the Company believes that such shares are held for investment advisory clients of Blackrock. This number represents (i) 12,386,377 shares beneficially owned by Blackrock for which it has sole voting power and (ii) 12,632,224 shares for which it has sole dispositive power.

(4)

Address: Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, NJ 07311. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the Chairman of the Board of Directors, David S. Mack, a former director of the Company, Fredric Mack, a member of the Company’s Advisory Board, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 13, 2020 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2019. This number represents 7,475,997 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a “Reported Share”). Furthermore, William L. Mack, a member of the Mack Group, is a trustee of the William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of the Earle I. Mack Foundation, Inc., a charitable foundation that owns 65,000 Reported Shares. Richard Mack and Stephen Mack, members of the Mack Group, are trustees of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. Each of William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Exchange Act, has specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.

(5)

Address: 245 Summer Street, Boston, MA 02210. Share information is furnished in reliance on the Schedule 13G dated February 7, 2020 of FMR LLC (“FMR”) and Abigail P. Johnson, which represents holdings as of December 31, 2019. This number represents 5,575,245 shares beneficially owned by FMR and Ms. Johnson, including (i) 3,421,683 shares for which FMR has sole voting power, (ii) 5,575,245 shares for which FMR has sole dispositive power, and (iii) 5,575,245 shares for which Ms. Johnson has sole voting and dispositive power.

(6)

Address: 410 Park Avenue, 10th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G dated February 13, 2020 of Madison International Realty Holdings, LLC (“MIRH”), Madison International Realty Partners GP, LLC (the “Madison GP”) and Madison International Realty Partners, LP (“MIRP”), which represents holdings as of December 31, 2019. The Schedule 13G was filed pursuant to a joint filing agreement, dated February 13, 2020 by and between MIRELF VI REIT Investments, MIRELF VI REIT, MIRELF VI, Holdings VI, MIR VI, MIRELF VII REIT, MIRELF VII, Holdings VII, MIR VII, MIRP, MIRP GP, MIGAR, MIRH and Ronald M. Dickerman. This number represents 4,746,074 shares beneficially owned by each of MIRH, Madison GP and MIPR, which includes 4,746,074 shares for which each of MIRH, Madison GP and MIPR has shared voting power.

(7)

Address: State Street Financial Center, One Lincoln Street, Boston, MA 02111. Share information is furnished in reliance on the Schedule 13G dated February 14, 2020 of State Street Corporation (“SSC”), which represents holdings as of December 31, 2019. This number represents 4,662,489 shares beneficially owned by SSC, including (i) 3,794,280 shares for which SSC has shared voting power, and (ii) 4,662,489 shares for which SSC has shared dispositive power.

DIRECTORS AND EXECUTIVE OFFICERS

Beneficial Ownership

Set forth below is certain information as of April 16, 2020, including information with respect to the beneficial ownership of the Common Stock, for (i) the members of the Board of Directors, (ii) our director nominees for election at the Annual Meeting, (iii) the executive officers of the Company and (iv) the directors and executive officers of the Company as a group:

Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)		Percent of Shares Outstanding (%)(3)	Percent of Shares Outstanding (calculated on a fully-diluted basis) (%)(4)
William L. Mack, Chairman of the Board	80	1997	2020	2,498,347	(5)	2.7%	2.4%
Michael J. DeMarco, Chief Executive Officer and Director	60	2018	2020	2,397,369	(6)	2.6%	2.3%
Marshall B. Tycher, Chairman of Roseland	65	—	—	672,630	(7)	*	*
David Smetana, Chief Financial Officer	48	—	—	125,253	(8)	*	*
Giovanni M. DeBari, Chief Accounting Officer	48	—	—	38,111	(9)
Gary T. Wagner, General Counsel	59	—	—	149,086	(10)	*	*
Ricardo Cardoso, Executive Vice President and Chief Investment Officer	47	—	—	171,207	(11)	*	*
Nicholas Hilton, Executive Vice President, Leasing	40	—	—	119,453	(12)	*	*
Deidre Crockett, Executive Vice President and Chief Administrative Officer	45	—	—	26,641	(13)	*	*
Alan R. Batkin, Director	75	2019	2020	6,269		*	*
Alan S. Bernikow, Lead Independent Director	79	2004	2020	45,733		*	*
Frederic Cumenal, Director	60	2019	2020	4,269		*	*
MaryAnne Gilmartin, Director	55	2019	2020	4,269		*	*
Nori Gerardo Lietz, Director	63	2019	2020	4,269		*	*
Lisa Myers, Director	52	2019	2020	4,269		*	*
Laura Pomerantz, Director	72	2019	2020	4,269		*	*
Irvin D. Reid, Director	79	1994	2020	30,249		*	*
Rebecca Robertson, Director	69	2016	2020	15,399		*	*
Z. Jamie Behar, Director Nominee	63	—	—	0
Michael Berman, Director Nominee	62	—	—	0
Howard Roth, Director Nominee	64	—	—	0
Gail Steinel, Director Nominee	64	—	—	0
Lee Wielansky, Director Nominee	69	—	—	0
All directors, executive officers and nominees as a group (23 individuals)				6,317,092	(14)	6.5%	6.1%

*	Beneficial Ownership of less than 1.0% is omitted.
(1)

The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common units of limited partnership interest in the Operating Partnership (the “Common Units”) are redeemable into shares of Common Stock on a one-for-one basis. Outstanding Class B 2016 LTIP Units, Class D 2017 LTIP Units, Class E 2018 LTIP Units, Class F 2018 LTIP Units, Class G 2019 LTIP Units, Class H 2019 LTIP Units and Class I 2020 LTIP Units (collectively, “LTIP Units”) of the

Operating Partnership are convertible into Common Units on a one-for-one basis upon vesting. Class AO LTIP Units are convertible into Common Units based on the appreciation in value of the Common Stock from the grant date through the conversion date, but is assumed to be on a one-for-one basis in the table above. See “Employment Contracts; Potential Payments Upon Termination or Change in Control — Michael J. DeMarco Class AO LTIP Award Agreement” for the conversion terms of the Class AO LTIP Units.
(2)

Except as otherwise noted below, all shares of Common Stock, Common Units, LTIP Units (as converted into Common Units), vested options, restricted stock units (“RSUs”), performance stock units (“PSUs”), and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)

Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)	Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.
(5)

Includes 2,017,017 shares of Common Stock that may be issued upon the redemption of all of William L. Mack’s limited partnership interests in the Operating Partnership. Also includes 100,000 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the William & Phyllis Mack Foundation, Inc., a charitable foundation of which Mr. Mack is a trustee, and 330,097 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by The Mack 2010 Family Trust II, a trust that is a member of a Section 13(d) group with Mr. Mack. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares held by such foundation and trust.

(6)	Includes vested options to purchase 400,000 shares of Common Stock, and 1,860,562 unvested LTIP Units.
(7)	Includes 619,196 unvested LTIP Units.
(8)	Includes 119,453 unvested LTIP Units.
(9)	Includes 34,275 unvested LTIP Units.
(10)	Includes 128,071 unvested LTIP Units.
(11)	Includes 128,071 unvested LTIP Units.
(12)	Includes 119,453 unvested LTIP Units.
(13)	Includes 25,148 unvested LTIP Units.

(14)

Includes all restricted Common Stock held by all twenty-three executive officers, directors and nominees, together with 5,599,119 shares of Common Stock that may be issued upon the redemption of all of the executive officers’ and directors’ limited partnership interests in the Operating Partnership, including Common Units and LTIP Units. Also includes 430,097 shares of Common Stock that may be issued upon the conversion and/or redemption of all of the limited partnership interests in the Operating Partnership held by members of the directors’ and executive officers’ immediate families, trusts or charitable foundations of which they or their wives are trustees or entities over which they possess sole or shared dispositive or voting power. Also includes vested options to purchase 400,000 shares of Common Stock held by executive officers.

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking one of the following steps:

•	Follow the easy instructions to vote by telephone on the enclosed GOLD proxy card; or

•	Follow the easy instructions to vote via the Internet on the enclosed GOLD proxy card.

To facilitate timely receipt of your proxy despite any potential systems disruption due to coronavirus (COVID-19), we encourage you to vote by telephone or via the Internet following the instructions set forth on the enclosed GOLD proxy card TODAY.

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction card to be issued representing your shares.

After voting in accordance with the instructions on the enclosed GOLD proxy card, DO NOT SIGN OR RETURN MACK-CALI’S PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted. Even if you return the Mack-Cali’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our eight Nominees only on our GOLD proxy card. So please make certain that your latest dated voting instruction is based on the GOLD proxy card.

If you have previously signed and returned a proxy card to Mack-Cali, you have every right to change your vote. Only your latest dated, validly executed proxy card will count. You may revoke any proxy card already sent to Mack-Cali by voting by telephone or Internet by following the instructions on the enclosed GOLD proxy card. Any proxy may be revoked at any time prior to its exercise at the 2020 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2020 Annual Meeting to Innisfree or by voting in person at the 2020 Annual Meeting. Attendance at the 2020 Annual Meeting will not in and of itself constitute a revocation.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of our proxy materials, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Call Toll-Free at: (877) 800-5182

Banks and Brokers Call Collect: (212) 750-5833

PLEASE VOTE BY INTERNET OR TELEPHONE TODAY! SEE REVERSE SIDE FOR SIMPLE VOTING INSTRUCTIONS. MACK-CALI REALTY CORPORATION Proxy Card for 2020 Annual Meeting of Stockholders Scheduled for June 10, 2020 (the "Annual Meeting"): THIS PROXY SOLICITATION IS BEING MADE BY BOW STREET LLC, BOW STREET SPECIAL OPPORTUNITIES FUND XV, LP, A. AKIVA KATZ, HOWARD SHAINKER (COLLECTIVELY, "BOW STREET") AND THE NOMINEES NAMED IN PROPOSAL 1 THE BOARD OF DIRECTORS OF MACK-CALI REALTY CORPORATION IS NOT SOLICITING THIS PROXY The undersigned appoints Akiva Katz, Scott Winter and Richard Brand, and each of them , attorneys and agents with full power of substitution to vote all shares of common stock of Mack-Cali Realty Corporation, a Maryland corporation ("Mack-Cali"), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of Mack-Cali scheduled to be held on Wednesday, June 10, 2020, at 12:00 p.m. local time in the Manhattan Ballroom of The Hyatt Regency Jersey City, Harborside, 2 Exchange Place, Jersey City, New Jersey 07302, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to us a reasonable time before this solicitation. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof). IF THIS PROXY IS PROPERLY EXECUTED AND SUBMITTED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU VALIDLY EXECUTE AND SUBMIT THIS GOLD PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, THE NAMED PROXIES WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE VOTED "FOR All" EIGHT OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 3 AND THEY WILL EXCERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO ABSTAIN FROM VOTING ON PROPOSAL 2 (TO THE EXTENT YOU HAVE NOT INDICATED YOUR VOTE ON SUCH PROPOSAL). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO All PROPOSALS. YOUR VOTE IS VERY IMPORTANT- PLEASE VOTE TODAY (continued and to be signed on the reverse side) Gold PROXY

YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Mack-Cali Realty Corporation common stock for the upcoming 2020 Annual Meeting of Stockholders. TO FACILITATE THE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR INTERNET TODAY. YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS: Vote by Internet Please access https://www.proxyvotenow.com/cli (please note you must type an "s" after "http"). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below. Vote by Telephone Please call toll-free in the U.S. or Canada at 1-866-598-8917 on a touch-tone telephone. (If outside the U.S. or Canada, call 1-646-880-9089) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. Please mark vote as in this sample Proposal1. Election of Directors - We recommend that you vote "FOR ALL" eight of the Nominees named below: 1. To elect (i) Bow Street's slate of four new director nominees - 01. Tammy K. Jones, 02. A. Akiva Katz, 03. Mahbod Nia and 04. Howard S. Stern (the "2020 Bow Street Nominees") and (ii) four incumbent directors - 05. Alan R. Batkin, 06. Frederic Cumenal, 07. MaryAnne Gilmartin and 08. Nori Gerardo Lietz, (the "2019 Bow Street Directors," together with the "2020 Bow Street Nominees," the "Nominees"), each to serve a one-year term and until their respective successors are elected and qualified. FOR ALL WITHHOLD All FOR All* EXCEPT *NOTE: If you do not wish for your shares to be voted "FOR" one or more of the Nominees, mark the "FOR All EXCEPT" box and write the number(s) associated with the Nominee(s), as applicable, that you do not wish to vote for, in the space provided below. There is no assurance any of the Mack-Cali nominees will serve as directors if one or more of the Nominee(s) is elected to the Board. We make no recommendation for Proposal 2: Proposal 2 - 2. To vote on Mack-Cali's advisory resolution on the compensation of its named executive officers. FOR AGAINST ABSTAIN We recommend that you vote "FOR" Proposal 3: Proposal 3- 3. To ratify the appointment of PricewaterhouseCoopers LLP as Mack-Cali's independent registered public accounting firm for 2020. . FOR AGAINST ABSTAIN Date:, 2020 Signature Signature (Joint Owner) Title(s) NOTE: Please sign exactly as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.